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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): March 2, 1998
                                                           -------------



                  PROFESSIONAL TRANSPORTATION GROUP LTD., INC.
                  --------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




      Georgia                       000-22571                    58-1915632
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 (State or other                   (Commission                (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
  incorporation)




 5025 Derrick Jones Road, Suite 120, Atlanta, Georgia               30349
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (770) 907-3360
                                                           --------------




         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS.

         On March 2, 1998, Professional Transportation Group Ltd., Inc., a Georgia corporation (the "Company"), and its subsidiaries entered into an Amended and Restated Commercial Loan Agreement (the "Agreement") with SouthTrust Bank, N.A. ("SouthTrust"), whereby the Company amended, consolidated and increased its loan facilities from SouthTrust creating a $9 million working capital line of credit to the Company; which is in addition to the $3.7 million capital expenditure line of credit already existing between the Company and SouthTrust. These facilities are secured by all of the Company's and its subsidiaries' assets and are guaranteed by the Company, its subsidiaries and personally by the Chairman and Chief Executive Officer. The Agreement provides for certain financial covenants, with which the Company is currently in compliance.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c) Exhibits.

         10.1 Amended and Restated Commercial Loan Agreement, dated March 2, 1998, by and among the Company, Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Timely North, Inc. and SouthTrust Bank, N.A.

         10.2 Amended, Restated and Consolidated Commercial Revolving Note, dated March 2, 1998, by and between the Company, Timely North, Inc. and SouthTrust, N.A., in the original principal amount of $9 million.

         10.3 Reaffirmation of Guaranty dated March 2, 1998, by and among the Company, Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Dennis A. Bakal and SouthTrust Bank, N.A.

         10.4 Reaffirmation of Guaranty, dated March 2, 1998, by and among Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Timely North, Inc., Dennis A. Bakal and SouthTrust Bank, N.A.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROFESSIONAL TRANSPORTATION GROUP
                                             LTD., INC.


                                             By: /s/ Peter C. Roth
                                             -----------------------------------
                                                Peter C. Roth
                                                Chief Financial Officer
Dated: March 3, 1998

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                                  EXHIBIT INDEX



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

 Exhibit
 Number                           Exhibit Name
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

  10.1 Amended and Restated Commercial Loan Agreement, dated March 2, 1998, by and among the Company, Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Timely North, Inc. and SouthTrust Bank, N.A.

  10.2 Amended, Restated and Consolidated Commercial Revolving Note, dated March 2, 1998, by and between the Company, Timely North, Inc. and SouthTrust, N.A., in the original principal amount of $9 million.

  10.3 Reaffirmation of Guaranty dated March 2, 1998, by and among the Company, Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Dennis A. Bakal and SouthTrust Bank, N.A.

  10.4 Reaffirmation of Guaranty, dated March 2, 1998, by and among Truck-Net, Inc., Timely Transportation, Inc., PTG, Inc., Timely North, Inc., Dennis A. Bakal and SouthTrust Bank, N.A.
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